FAIR VALUE MEASUREMENTS (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Opening balance	$ 1,220	$ 382
Increase in contingent consideration due to acquisitions	1,868	1,048
Payment of contingent consideration	(883)	(166)
Change in fair value of contingent consideration	665	3
Amortization of interest and exchange rate	218	(47)
Closing balance	$ 3,088	$ 1,220